UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

STERLING CAPITAL FUNDS

(Name of Registrant as Specified In Its Charter)

___________________________________

(Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to whom transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

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Shareholder Registration Line 1

Shareholder Registration Line 2

Shareholder Registration Line 3

Shareholder Registration Line 4

Shareholder Registration Line 5

[MONTH/YEAR OF MAILING]

Re: Your investment in:

Sterling Capital Enhanced Core Bond ETF

Guardian Capital Dividend Growth Fund

Dear Shareholder,

Broadridge Financial Solutions has been engaged by Capitol Series Trust to contact you regarding an important matter pertaining to your investment in certain funds.

You are receiving this letter as we have yet to receive your proxy voting instructions for your fund’s upcoming shareholder meeting. This matter is very important and will only take a moment of your time.

Please contact us at 855-206-1408, Monday through Friday 9:00am to 10:00pm Eastern Time; or Saturday and Sunday 10:00am to 6:00pm Eastern Time.

Thank you in advance for your assistance with this matter.

Signature can be added

Please vote your proxy now!

Matters concerning your investment in the **Sterling Capital Enhanced Core Bond ETF** and/or the **Guardian Capital Dividend Growth Fund** are up for a vote.

Dear Valued Investor,

Join your fellow shareholders and vote now using any of the methods listed here.

Make your voice heard! Vote today so we can avoid adjournment of your fund's special shareholder meeting scheduled on March 20, 2026.

If you have questions or need assistance, **call 1-855-206-1408** and a proxy specialist will be happy to assist you.

We appreciate your investment—and thank you for voting.

Your unique control number can be found on the enclosed ballot in the box marked with an arrow.

We offer four easy ways to vote

Go to www.proxyvote.com

Without a proxy card
Call **1-855-206-1408**
(Weekdays 9am to 10pm ET)

With a proxy card
Access the automated system using a touch-tone phone
Call the number located on your ballot

Scan the QR code on the enclosed proxy card

Mark, sign and date the enclosed ballot and mail in the envelope provided

CSTFunds2025

CST

Special Meeting of Shareholders - Text Template

LOGO HERE

Hi {name}, this is {agent_first_name) with the Broadridge Proxy Services Center, reaching out to you regarding your investment in the Sterling Capital Enhanced Core Bond ETF and/or Guardian Capital Dividend Growth Fund. Broadridge has been engaged by Sterling Capital Funds to contact you regarding an important matter pertaining to your investment in certain Funds.

You should have previously received proxy materials requesting your vote on important matters related to your investment. Your vote is important to us, and we are reaching out to you today to ensure your voice is heard in these important matters.

Please vote your shares today to help avoid an adjournment of this special meeting of shareholders!

To review the meeting proposals, please click the following link:

[Insert DEF 14A Link]

To prevent any additional correspondence or phone calls, please contact us at 855-206-1408, or vote using the link below.

[Individual Link here]